                                  EXHIBIT 3(L)

                     AMENDMENT DATED AS OF FEBRUARY 1, 1999
                    TO PROMISSORY NOTE DATED JANUARY 18, 1995
                          FROM H & L CONCEPTS, INC. TO
                                ROBERT M. FELDMAN

                          AMENDMENT OF PROMISSORY NOTE

         The undersigned hereby agree to modify the promissory note dated January 18, 1995 from Health & Leisure, Inc. to Robert M. Feldman, a copy of which is attached hereto, to extend the date for the commencement of payment of principal and interest to February 1, 2000, with interest accrued through December 31, 1999 being added to principal.

         All other terms of the note shall remain in full force and effect as written.

February 1, 1999                             /s/ Robert M. Feldman
                                             ----------------------------------
                                             ROBERT M. FELDMAN

                                             H & L CONCEPTS, INC., Maker
                                             ----------------------------------
                                             By /s/ Burton Schildhouse

                                             HEALTH & LEISURE, INC.,
                                             Guarantor

                                             By /s/Burton Schildhouse
                                               --------------------------------


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